Exhibit 24.1



                           POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below (hereinafter individually and collectively referred to as the "grantor") constitutes and appoints Lawrence Flinn, Jr., David P. Beddow and/or Peter C. Boylan, III, and each of them, the grantor's attorney(s)-in-fact, with full power of substitution, for grantor in any and all capacities, to sign the Annual Report on Form 10-K for United Video Satellite Group, Inc. for its fiscal year ended December 31, 1996, and all amendments thereto, and to file the same, with all exhibits thereto, and other documents required or appropriate in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.; granting unto said attorney(s)-in-fact full power and authority to perform any other act on behalf of the grantor required to be done in the premises, hereby ratifying and confirming all that said attorney(s)-in-fact may lawfully do or cause to be done by virtue hereof.





     Date:  March 13, 1997               /s/ Lawrence Flinn, Jr.
                                     ------------------------------
                                     Lawrence Flinn, Jr.



     Date:  March 26, 1997               /s/ David P. Beddow
                                     ------------------------------
                                     David P. Beddow



     Date:  March 12, 1997               /s/ Peter C. Boylan, III
                                     ------------------------------
                                     Peter C. Boylan, III



     Date:  March 14, 1997               /s/ William J. Bresnan
                                     ------------------------------
                                     William J. Bresnan




     Date:  March 14, 1997               /s/ Donne F. Fisher
                                     -----------------------------
                                     Donne F. Fisher



     Date:  March 14, 1997               /s/ Paul A. Gould
                                     -----------------------------
                                     Paul A. Gould



     Date:  March 25, 1997               /s/ Camille K. Jayne
                                     -----------------------------
                                     Camille K. Jayne




     Date:  March 26, 1997               /s/ Larry E. Romrell
                                     -----------------------------
                                     Larry E. Romrell




     Date:  March 14, 1997               /s/ J. C. Sparkman
                                     -----------------------------
                                     J. C. Sparkman




     Date:  March 14, 1997               /s/ J. David Wargo
                                     -----------------------------
                                     J. David Wargo




     Date:  March 24, 1997               /s/ Craig M. Waggy
                                     -----------------------------
                                     Craig M. Waggy